Exhibit 10.3

MIDDLEBURG FINANCIAL CORPORATION

SUPPLEMENTAL BENEFIT PLAN

As Amended and Restated
through May 7, 2010

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

Supplemental Benefit Plan

i

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

Supplemental Benefit Plan

  ii

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

INTRODUCTION

The Board of Directors of Middleburg Financial Corporation adopted the Supplemental Benefit Plan, effective July 1, 2004, for the purpose of attracting and retaining qualified individuals to serve as officers and managers of the Company.

The Plan is intended to be unfunded and maintained primarily for the purpose of providing deferred compensation for a “select group of management or highly compensated employees” (as such phrase is used in the Employee Retirement Income Security Act of 1974).  The Plan must be administered and construed in a manner that is consistent with that intent.

Effective January 1, 2005, any benefit, payment or other right provided by the Plan shall be provided or made in a manner, and at such time, in such form and subject to such election procedures (if any), as comply with the applicable requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations thereunder to avoid a plan failure described in Code section 409A(a)(1), including without limitation, deferring payment until the occurrence of a specified payment event described in Code section 409A(a)(2).  Notwithstanding any other provision hereof or document pertaining hereto, the Plan shall be so construed and interpreted.

It is specifically intended that all elections, consents and modifications thereto under the Plan will comply with the requirements of Code section 409A (including any transition or grandfather rules thereunder).  The Company is authorized to adopt rules or regulations deemed necessary or appropriate in connection therewith to anticipate and/or comply with the requirements of Code section 409A (including any transition or grandfather rules thereunder) and to declare any election, consent or modification thereto void if non-compliant with Code section 409A.

The Plan is amended and restated, effective May 7, 2010, to change the benefit formula, to add new participants, and to provide for a benefit under the Plan upon a participant’s death.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE I
DEFINITIONS

The following phrases or terms have the indicated meanings:

1.01           Account

Account means the notional account established and maintained for each Participant in accordance with Article III hereof, for bookkeeping purposes only, to measure the value of the Company Contributions made under the Plan and the earnings thereon.

1.02           Annual Compensation

Annual Compensation means the Participant’s annual base cash compensation, plus bonuses or commissions, including any pre-tax deferrals, earned in a Plan Year.

1.03           Beneficiary

Beneficiary means the person, persons, entity, entities or the estate of a Participant entitled to receive benefits under the Plan in accordance with a properly completed beneficiary designation form.  If a Participant fails to complete a beneficiary designation form, or if the form is incomplete, Beneficiary means the Participant’s estate.  A Participant may amend or change his Beneficiary designation in accordance with procedures established by the Committee.

1.04           Board

Board means the Board of Directors of Middleburg Financial Corporation.

1.05           Change in Control

Change in Control means any of the following: (i) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Corporation securities having twenty percent or more of the combined voting power of the then outstanding Corporation securities that may be cast for the election of the Corporation’s directors, other than as a result of an issuance of securities initiated by Corporation, or open market purchases approved by the Board, as long as the majority of the Board approving the purchase is a majority at the time the purchases are made; (ii) a contested election of directors in which less than a majority of the individuals nominated by the Board of the Corporation are elected; or (iii) a merger or consolidation of Corporation with, or into, another corporation or the sale, conveyance or other transfer of substantially all of the assets or stock of Corporation if, immediately following such transaction, those who were directors of the Corporation immediately before such transaction do not constitute at least a majority of the surviving or resulting corporation.  In the event that there is a transaction under a plan which

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

involves a Change of Control of the Corporation, then the date of Change of Control shall be the date that the last step in the plan causes a Change of Control of the Corporation to occur.

1.06           Code

Code means the Internal Revenue Code of 1986, as amended.

1.07           Committee

Committee means the Compensation Committee of the Company’s Board of Directors.

1.08           Company

Company means Middleburg Financial Corporation, designated subsidiaries, and successors thereto.

1.09           Company Contribution

Company Contribution means the contribution described in Plan section 3.01 and which is credited to a Participant’s Account.

1.10           Credited Service

Credited Service means the Participant’s completed years of service with the Company, beginning with the Participant’s date of hire.

1.11           Disability or Disabled

Disability or Disabled shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

1.12           Eligible Employee

Eligible Employee means a Senior Manager of the Company with a minimum of one year of service as vice president (or higher) of the Company.

1.13           ERISA

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

1.14           Participant

Participant means a member of senior management who has been selected by the Committee to participate in the Plan and who has not been removed therefrom, pursuant to Article II.

1.15           Plan

Plan means the Middleburg Financial Corporation Supplemental  Benefit Plan.

1.16           Plan Year

Plan Year means the fiscal year of the Company, which is the calendar year.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE II
PARTICIPATION

2.01           Eligibility to Participate

Participation in the Plan shall be limited to Eligible Employees of the Company who are designated by the Committee to participate in the Plan.  The Committee shall have sole, absolute and complete discretion to select Eligible Employees as Participants.  The Committee shall inform each Participant of his designation as a Participant.

2.02           Removal From Participation

The Committee shall have sole, absolute and complete discretion to remove a Participant from the Plan.  Upon removal, the Participant shall not be eligible for additional Company Contributions but shall be credited with any additional years of Credited Service, if any, during his continued employment with the Company.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE III
BENEFITS

3.01           Contributions

(a)           Effective for Plan Years beginning January 1, 2010, as of the last day of each Plan Year, the Company shall credit the Account of each Participant listed on Exhibit I attached hereto an amount equal to a percentage of such Participant’s Annual Compensation.  The percentage for each Participant is shown on Exhibit I.

(b)           Effective for Plan Years through December 31, 2009, as of the last day of each Plan Year, the Company shall credit to a Participant’s Account an amount equal to the sum of (1) and (2) where:

(1)           equals the Participant’s Annual Compensation in excess of the Social Security Wage Base as in effect for the Plan Year times the percentage paid by the Company on behalf of the Participant under the Federal Security Act; and

(2)           equals the Participant’s Annual Compensation in excess of the dollar amount specified in Code section 414(q)(1)(B)(i), as adjusted in accordance with Code section 415(d) ($90,000 for 2004) times the rate of employer matching contribution made by the Company for the Plan Year under the Company’s 401(k) Savings Plan.

(c)           No Company contribution shall be made under Plan Section 3.01(a) or 3.01(b) for a Participant who is not an Eligible Employee as of December 31 of the Plan Year for which the contribution is credited.

(d)           In addition to the amounts credited in accordance with Sections 3.01(a) and (b) above, the Company shall credit to the Account of Arch Moore (Executive Vice President – Chief Lending Officer), an opening account balance, as of July 1, 2004, equal to (a) the amount that would have been credited each year to such Participant’s Account under Section 3.01(b) above based on Annual Compensation earned from calendar years 1999 through 2003 plus (b) earnings on each year’s credited amount equal to a rate of 6% credited annually.

3.02           Vesting

(a)           Subject to Plan Section 4.04, each Participant shall be fully vested in his Account upon the completion of six years of Credited Service, death or Disability.

(b)           A Participant who terminates employment from the Company (other than due to death or Disability) prior to completing six years of Credited Service shall vest in his Account in accordance with the following schedule:

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

Years of Credited Service	Vested percentage
One or less	0%
More than one, but less than two	20%
More than two, but less than three	40%
More than three, but less than four	60%
More than four, but less than five	80%
Five or more	100%

(c)           A Participant who terminates his employment prior to the completion of six years of Credited Service, death or Disability, shall forfeit the non-vested portion of his Account.

(d)           Notwithstanding the above, a Participant shall be fully vested in his Account upon a Change in Control of the Company.

3.03           Investment of Accounts

(a)           Each Participant shall be entitled to direct the deemed investment of the amounts credited to his Account in any of the investment choices or combination of investment choices as may be offered by the Committee from time to time in accordance with the rules, regulations and procedures established by the Committee.  The Committee may add or remove investment choices in its sole discretion.  Commencing January 1, 2010, a Participant’s Account will be credited with earnings for a Plan Year in an amount equal to the one-year U.S. Treasury Daily Yield Curve Rate quoted for December 1 of the year immediately preceding such Plan Year plus 150 basis points.  Such earnings rate will continue in effect until another earnings rate or deemed investment choice, if any, is announced by the Committee.

(b)           Each Participant’s Account shall be credited with earnings and losses in accordance with such Participant’s investment choices or the rate of earnings provided in Plan Section 3.03(a) as applicable.  Earnings and losses shall begin to accrue with respect to amounts credited to the Participant’s Account in accordance with the procedures established by the Committee.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE IV
DISTRIBUTIONS

4.01           Timing of Payment

Except as provided in Plan sections 4.03 or 4.04, a Participant shall begin to receive distributions from his Account on the first day of the month following his “separation from service” (within the meaning of Code section 409A and Treasury Regulations thereunder) with the Company, other than in the event of Participant’s Disability, which shall be governed by Plan section 4.03.  Notwithstanding the foregoing, if a Participant is a “specified employee” (within the meaning of Code section 409A and Treasury Regulations thereunder) on the date of his or her separation from service, benefits under this Plan will commence on the first day of the month following the six-month anniversary of the date of the Participant’s separation from service to the extent required by Code section 409A and Treasury Regulations thereunder.  The first payment shall include the payments, if any, required to be delayed under the preceding sentence.

4.02	Form of Payment

Any payment from a Participant’s Account shall be made in cash in equal or substantially equal quarterly installments over a ten-year period, except as provided in Section 4.03 below.

4.03           Death or Disability

(a)           In the event of a Participant’s death while employed by the Company, the balance of such Participant’s Account as of the date of Participant’s death shall be paid to the Participant’s Beneficiary on the first day of the month following the Participant’s death in a single lump sum payment.

(b)           If the Participant dies after benefits have commenced under this Article, his Beneficiary shall be entitled to the remaining balance of such Participant’s Account, payable over the remaining installment period.

(c)           In the event of Participant’s Disability, the balance of such Participant’s Account shall be paid to the Participant (or the Participant’s legal representative) commencing on the first day of the month following the date the Participant is determined to be Disabled and in the form provided in Plan section 4.02 or over such shorter period as may be permitted by Treasury Regulation, notice or ruling.

4.04           Forfeiture

(a)           Notwithstanding any other provisions in the Plan, a Participant shall forfeit his entire interest in the Plan if he is (i) dismissed for Cause (or is permitted to resign or retire in lieu of dismissal) or (ii) separates from service and becomes employed within one year after

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

separation from service with an entity that is deemed to be in Competition with the Company; provided, however, that this clause (ii) does not apply in the event of Participant’s termination of employment following a Change in Control.

(b)           For purposes of this Section 4.04, “Cause” means the Participant’s failure to perform the material functions of his job or any reason other than for Disability; unlawful business conduct; theft; commission of a felony; or the failure of the Participant, within 10 days after receipt by the Participant of written notice from the Board to correct, cease or otherwise alter any act or omission that materially or adversely affects the Company’s profits or operations.

(c)           For purposes of this Section 4.04, “Competition” means to directly or indirectly, either as a principal, agent, employee, employer, stockholder, co-partner or any other individual or representative capacity whatsoever: (i) engage in a Competitive Business anywhere with a 25 mile radius of any office operated by the Company or on the date the Participant’s employment terminates; or (ii) solicit, or assist any other person or business entity in soliciting, any depositors or other customers of the Company to make deposits in or to become customers of any other financial institution conducting a Competitive Business; or (iii) induce any individuals to terminate their employment with the Company.  As used in this Plan, the term “Competitive Business” means all banking and financial products and services that are substantially similar to those offered by the Company on the date that the Participant’s employment terminates.

4.05	No Acceleration

No acceleration of any payment or benefit is permitted under this Plan unless in accordance with Code section 409A and Treasury Regulations or other applicable guidance thereunder.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE V
ADMINISTRATION

5.01           Administrator

The Plan is administered by the Committee.  The Committee has complete authority to take any steps the Committee, in its sole discretion, deems necessary or appropriate to carry out the purposes of the Plan.  The Committee has sole, absolute and discretionary authority to interpret the provisions of the Plan.  Without limiting the generality of the foregoing, the Committee may prescribe interpretive rules, procedures and forms for the administration of the Plan.  In addition, the Committee in its sole discretion may delegate ministerial duties with respect to the administration of the Plan to employees of the Company or to third parties.

5.02           Indemnification

The Company shall indemnify and save harmless each member of the Board against any and all expenses and liabilities arising out of membership on the Board, excepting only expenses and liabilities arising out of a member’s own willful misconduct.  Expenses against which a member of the Board shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof.  The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

5.03           Claims Procedure

All claims for benefits shall be in writing in a form satisfactory to the Committee.  If the Committee wholly or partially denies a Participant’s or Beneficiary’s claim for benefits, the Committee shall review the Participant’s claim in accordance with applicable procedures described in the Employee Retirement Income Security Act of 1974.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE VI
AMENDMENT AND TERMINATION

6.01           Amendment

Except as provided below, the Board shall have full authority to amend the Plan prospectively or retroactively in any respect without the consent of any Participant or Beneficiary.  However, the Plan may not be amended to affect adversely benefits due to Participants who are fully or partially vested in accordance with Plan section 3.02.  For purposes of this Plan, benefits earned and vested to the date of any such amendment shall be calculated as if the Plan were terminated on the date of such amendment.

6.02           Termination

The Board, in its sole, absolute and complete discretion, may discontinue and terminate the Plan at any time without the consent of any Participant or Beneficiary, who shall have no further right to benefits under the Plan; provided, however, that such action shall not adversely affect benefits due to Participants who are fully or partially vested in accordance with Plan section 3.02 as the date of such termination.  Any such termination shall be carried out in accordance with Code section 409A and Treasury Regulations or other applicable guidance thereunder.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE VII
MISCELLANEOUS

7.01           Effect on Employment Rights

Nothing contained in this Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Participant or employee at any time regardless of the effect which such discharge shall have upon him as a Participant in the Plan.

7.02           Unfunded Plan

Benefits under the Plan are unfunded.  The rights of a Participant or Beneficiary shall be solely those of any unsecured general creditor of the Company.  Should the Company choose to invest in insurance contracts or other specific assets with a view towards providing an informal source of funds to pay benefits hereunder, any such asset shall be held in the Company’s name and shall be subject to the claims of its general creditors, and no Participant shall have any special claim or lien on any such asset.  No trust or security interest is intended to be created by this document.

7.03           Retired Participant Not an Employee

A retired Participant shall not be considered an employee for any purpose under the law.

7.04           Non-Alienation

Except insofar as this provision may be contrary to applicable law, no sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any benefits under this Plan shall be valid or recognized by the Committee.

7.05           Construction of the Plan

For the purposes of the Plan, the singular shall include the plural and vice versa; and the use of any gender shall include all genders.

7.06           Binding Nature

This Plan shall be binding upon the inure to the benefit of the Company, its successors and each Participant and his heirs, executors, administrators and legal representatives.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

7.07           Governing Law

To the extent not preempted by federal law, the Plan shall be governed by the laws of the Commonwealth of Virginia, including its choice of law rules, except to the extent those rules would require the application of the law of a state other than Virginia, as in effect at the time of their adoption and executing, respectively.

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

ARTICLE VIII
ADOPTION

The Corporation has adopted this restated Plan pursuant action taken by the Board.

As evidence of its adoption of the Plan, Middleburg Financial Corporation has caused this document to be signed by its President and CEO this 12th day of May 2010, as amended and restated through such date.

          MIDDLEBURG FINANCIAL CORPORATION

                                                                                                          /s/Gary R. Shook

Supplemental Benefit Plan

Middleburg Financial Corporation
Supplemental Benefit Plan
As Amended and Restated
through May 7, 2010

EXHIBIT I

This Exhibit I applies for Plan Years commencing on and after January 1, 2010.

Name	Plan Section 3.01(a) Date of Participation	Plan Section 3.01(a) Benefit Percentage
Gary Shook	May 7, 2010	14.0%
Arch Moore	May 7, 2010	24.4%
Raj Mehra	May 7, 2010	8.5%
Jeff Culver	May 7, 2010	2.1%

Supplemental Benefit Plan